Ryan Specialty Announces $300 Million Increase to Share Repurchase Program

May 26, 2026 | CHICAGO, IL – Ryan Specialty Holdings, Inc. (NYSE: RYAN) (“Ryan Specialty”), a leading international specialty insurance services firm, today announced that its Board of Directors on May 21, 2026 increased the authorization of its existing share repurchase program for shares of the Company’s Class A common stock by $300 million.

As of May 22, 2026, the Company repurchased $260 million of Class A common stock in the second quarter, exhausting its prior authorization of $300 million. After accounting for the increased authorization, there is $300 million of authorization remaining available under the current program.

“The increased authorization of our share repurchase program reflects the Board’s ongoing confidence in our long-term strategy,” said Patrick G. Ryan, Founder and Executive Chairman of Ryan Specialty. “We remain committed to strategically investing for the long-term, organically and inorganically, while also purchasing our shares when we believe it to be the best use of our capital.”

Share repurchases may be made from time to time on the open market, in privately negotiated transactions, using Rule 10b5-1 trading plans, as accelerated share repurchases, or in any other manner that complies with the applicable securities law. The timing of purchases and number of shares repurchased under the program will depend upon a variety of factors including the Company’s stock price, trading volume, working capital or other liquidity requirements, and market conditions. The Company is not obligated to purchase any shares under the program and the program may be suspended or discontinued at any time without notice.

About Ryan Specialty

Founded in 2010, Ryan Specialty is a service provider of specialty products and solutions for insurance brokers, agents and carriers. The firm provides distribution, underwriting, product development, administration and risk management services by acting as a wholesale broker and a managing underwriter with delegated authority from insurance carriers. Ryan Specialty’s mission is to provide industry-leading innovative specialty insurance solutions for insurance brokers, agents and carriers. To learn more, please visit ryanspecialty.com.

Forward-Looking Statements

All statements in this release that are not historical are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve substantial risks and uncertainties. For example, all statements the Company makes relating to its estimated and projected costs, expenditures, cash flows, growth rates and financial results, its plans, anticipated amount and timing of cost savings relating to the restructuring plan, or its plans and objectives for future operations, growth initiatives, or strategies are forward-looking statements. Words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and variations of such words and similar expressions are intended to identify such forward-looking statements. All forward-looking statements are subject to risks and uncertainties, known and unknown, that may cause actual results to differ materially from those that the Company expected. Specific factors that could cause such a difference include, but are not limited to, those disclosed previously in the Company’s filings with the Securities and Exchange Commission (“SEC”).

For more detail on the risk factors that may affect the Company’s results, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K filed with the SEC, and in other documents filed with, or furnished to, the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Given these factors, as well as other variables that may affect the Company’s operating results, you are cautioned not to place undue reliance on these forward-looking statements, not to assume that past financial performance will be a reliable indicator of future performance, and not to use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release relate only to events as of the date hereof. The Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this release, whether as a result of new information, future events, changes in assumptions, or otherwise.

Investor Relations
Nicholas Mezick
VP, Investor Relations
Ryan Specialty
IR@ryanspecialty.com
(312) 784-6152

Media Relations
Alice Phillips Topping
SVP, Chief Marketing & Communications Officer
Ryan Specialty
Alice.Topping@ryanspecialty.com
(312) 635-5976

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